UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 3, 2004

LYNCH CORPORATION

(Exact Name of Registrant as specified in Charter)

Indiana	1-106	38-1799862

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Kennedy Plaza, Suite 1250, Providence, RI	02903

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 401-453-2007

(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-99.1 PRESS RELEASE DATED SEPTEMBER 3, 2004

Item 8.01. Other Events.

     On September 3, 2004, Lynch Corporation, Inc. (the “Company”) announced that its subsidiary, M-tron Industries, Inc. had reached an agreement in principle to acquire all of the issued and outstanding common stock of Piezo Technologies, Inc. The text of a press release issued by the Company is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Exhibits
99.1	Press release of Lynch Corporation dated September 3, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYNCH CORPORATION

	By:	/s/ Raymond H. Keller
Raymond H. Keller
September 7, 2004		Chief Financial Officer and Vice President